VKSC                                    For additional information contact:
                                                G.S. Donovan (630) 789-4900




                         VISKASE COMPANIES, INC. ANNOUNCES
                        FIRST QUARTER 2005 FINANCIAL RESULTS
                                    CONFERENCE CALL

WILLOWBROOK, ILLINOIS, May 17, 2005 - Viskase Companies, Inc. (VKSC) today announced that it will hold a conference call at 4:30 p.m. Eastern Time Thursday, May 19, 2005. The dial-in number is 800-257-1836. The replay number is 800-405-2236; passcode for the replay number is 11030927#.

Viskase Companies, Inc. has its major interests in food packaging. Principal products manufactured are cellulosic and nylon casings used in the preparation and packaging of processed meat products.

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